BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC

SUPPLEMENT DATED MARCH 20, 2008
TO THE PROSPECTUS DATED JULY 31, 2007

On February 29, 2008, the Board of Trustees approved a resolution to close the Company to new investments effective immediately.  This action means the Company will no longer be accepting either new subscriptions or additional capital from existing investors.  Due to the size of the capital base of the Company and recent tender activity, the portfolio management team is taking the opportunity to re-examine the Company’s long-term investment strategy while not having to contend with additional inflows of capital until the review is final.  No changes have been made either to the investment strategy of the Company or to the portfolio management team.

As a result of this action, any discussion in the Prospectus related to the offering and subscription of the Company’s Units will not have any effect until such time, if ever, that the Company determines to resume accepting new subscriptions or additional capital from existing investors.

Effective February 29, 2008, the following language is inserted between the subsections captioned "Limited Operating History" and "Dependence on Key Personnel" in the section captioned "OTHER RISKS" beginning on page 31:

Increase in Expense Ratio and Other Risks. Although the Company will no longer accept new subscriptions or additional capital from existing investors, the Company anticipates that it will continue to purchase Units through periodic repurchase offers. As a result, the proportionate interest in the Company of Members who do not tender their Units in such repurchase offers will increase. A reduction in the net assets of the Company may result in Members who do not tender Units bearing higher costs to the extent that certain expenses borne by the Company are relatively fixed and may not decrease if assets decline. These effects will no longer be reduced or eliminated through additional subscriptions for Units since the Company is closed to new investments.

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